                                          ANNUAL REPORT TO
                               SHAREHOLDERS FOR THE PERIOD
                                   ENDED NOVEMBER 30, 1997

LONG-TERM INVESTING IN A SHORT-TERM WORLD-SM-

[LOGO]
Seeks long-term capital appreciation

Kemper Small
Cap Value Fund

                "... The market volatility helped the fund
                        in the sense that it created value
                        buying opportunities ... Our style
                    has done well in falling markets. ..."


                                       [LOGO] KEMPER FUNDS

CONTENTS
                            3
            ECONOMIC OVERVIEW
                            5
           PERFORMANCE UPDATE
                            9
             INDUSTRY SECTORS
                           10
             LARGEST HOLDINGS
                           11
     PORTFOLIO OF INVESTMENTS
                           15
                    REPORT OF
         INDEPENDENT AUDITORS
                           16
         FINANCIAL STATEMENTS
                           18
                     NOTES TO
         FINANCIAL STATEMENTS
                           22
         FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
AT A GLANCE
            ABOUT YOUR REPORT

                   YOUR FUND'S FISCAL YEAR END CHANGED IN 1997 FROM DECEMBER 31 TO NOVEMBER 30. THE FINANCIAL STATEMENTS INCLUDED HEREIN ARE FOR THE PERIOD JANUARY 1, 1997, THROUGH NOVEMBER 30, 1997. CERTAIN OTHER INFORMATION CONTAINED IN THIS REPORT COVERS THE 12 MONTHS ENDED NOVEMBER 30, 1997. THIS CHANGE DOES NOT AFFECT YOUR INVESTMENT.

--------------------------------------------------------------------------------
 KEMPER SMALL CAP VALUE FUND
 TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE 12 MONTHS ENDED NOVEMBER 30, 1997
(UNADJUSTED FOR ANY SALES CHARGE)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Class A                                              20.17%
Class B                                              18.99%
Class C                                              19.03%
Lipper Small Company Growth Funds Category
Average*                                             21.00%

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT REFLECT FUTURE PERFORMANCE. RETURNS AND NET ASSET VALUE FLUCTUATE. SHARES ARE REDEEMABLE AT CURRENT NET ASSET VALUE, WHICH MAY BE MORE OR LESS THAN ORIGINAL COST.

*LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RESULTS MAY HAVE BEEN LESS FAVORABLE.

--------------------------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------------------------

                            AS OF    AS OF
                           11/30/97 11/30/96
 ............................................
 KEMPER SMALL CAP VALUE
 FUND CLASS A              $21.83   $ 18.61
 ............................................
 KEMPER SMALL CAP VALUE
 FUND CLASS B              $21.46   $ 18.44
 ............................................
 KEMPER SMALL CAP VALUE
 FUND CLASS C              $21.51   $ 18.48
 ............................................

--------------------------------------------------------------------------------
 KEMPER SMALL CAP VALUE FUND
 LIPPER RANKINGS
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER SMALL COMPANY GROWTH FUNDS CATEGORY*

                       CLASS A    CLASS B    CLASS C
 .....................................................
    1-YEAR             #255 of    #274 of   #272 of
                      447 funds  447 funds  447 funds
 .....................................................
    3-YEAR             #32 of       N/A       N/A
                      273 funds
 .....................................................
    5-YEAR             #47 of       N/A       N/A
                      134 funds
 .....................................................

INVESTMENT BY THE FUND IN SMALLER COMPANIES PRESENTS GREATER RISK THAN INVESTMENT IN LARGER, MORE ESTABLISHED COMPANIES.

--------------------------------------------------------------------------------
TERMS TO KNOW

YOUR FUND'S STYLE
                  STYLE
                                      SIZE

            VALUE     BLEND     GROWTH
                                        LARGE
                                        MEDIUM
              X                         SMALL

--------------------------------------------------------------------------------
 MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------
Source: Morningstar, Inc., Chicago, IL (312) 696-6000. (Morningstar Style Box is based on a portfolio date as of November 30, 1997.) The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN EXACT ASSESSMENT OF RISK AND DO NOT REPRESENT FUTURE PERFORMANCE. PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION OF INVESTMENT POLICIES.

GRAY MONDAY The name used to identify Monday, October 27, 1997. On that day the Dow Jones Industrial Average lost 554 points or 7 percent of its total value. Gray Monday is a comparison to Black Monday, October 19, 1987, when the market lost almost 23 percent of its total value.

PRICE/EARNINGS MULTIPLE A company's stock price divided by its earnings for the past four quarters, also referred to as its P/E.

ECONOMIC OVERVIEW

  [PHOTO]

MAUREEN F. ALLYN, A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC., SERVES AS THE FIRM'S CHIEF ECONOMIST. ALLYN GRADUATED SUMMA CUM LAUDE FROM OAKLAND UNIVERSITY NEAR DETROIT, WITH A BACHELOR'S DEGREE IN PSYCHOLOGY. SHE RECEIVED HER MASTER'S IN ECONOMICS, WITH A SPECIALIZATION IN INTERNATIONAL TRADE AND FINANCE, FROM THE NEW SCHOOL FOR SOCIAL RESEARCH IN NEW YORK.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT ADVISOR FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $200 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPANIES IN THE UNITED STATES.

DEAR SHAREHOLDERS,

We start 1998 optimistic about the long-term prospects of the U.S. economy and financial markets but cautious about the next several months. The Asian financial crisis that dominated the global investment environment in the second half of 1997 promises to continue, posing significant risks to the economy and investors. We look for the strength of the American consumer -- currently enjoying rising real incomes, better employment opportunities, lower mortgage rates and easy access to credit -- and the secular strength of the trend toward capital spending on high technology to be sufficient to override the influence of Asia on the U.S. In short, our best case scenario calls for the U.S. to muddle through an unsettling period.
  As it has for several years, the country should continue to enjoy relatively low interest rates and low inflation. But the new year will be different in at least two ways, both of which can be expected to have direct bearing on investment opportunities.
  First, the economy should grow at a much slower pace. A slowdown in Asia will depress capital goods spending and heighten import pricing pressure, putting a damper on American corporations' pricing and profit growth at least through 1999. While the U.S. economy grew at an almost 4 percent rate in 1997, we look for no better than 2 percent growth for the next two years -- with more than half of the change attributable to the effect of the Asian fallout.
  Disappointing corporate profits is another given for 1998. Profits had begun to slow last year even before the height of the Asian crisis. High current valuations, however, seem to suggest that Wall Street has yet to recognize this. The clash between Wall Street profit expectations and actual reported earnings is part of the risk likely to be associated with equity investing in 1998. Volatility, such as we experienced in 1997, should continue. In fact, the overall market volatility is not likely to reflect the turmoil that individual equities may experience. There will be a narrowing of the number of companies able to meet analysts' expectations and this market will be absolutely unforgiving to those companies that fall far short.
  Having stated this, however, we look for the Standard & Poor's 500 to return about 9.5 percent, including the effect of reinvested dividends. This would be an average return and in line with the historical long-term 10 percent return of the stock market. On the heels of the last three 20 percent-plus return years, an investor in 1998 may weigh the 10 percent prospect against a projected 7 percent total return on bonds and consider the difference insufficient compensation for the inherent added risk. Adopting a more conservative posture for the new year may be an appropriate step that you'll want to discuss with your financial representative in the context of your long-term investing objectives.
  To achieve a 9.5 percent return in 1998, the market's already high valuations need to move even higher. We expect this to occur for a few reasons: the market has so far demonstrated a certain complacency about the valuation levels; American investors don't perceive there's anywhere better to go than the U.S. equity market; and foreigners think of the U.S. market as a safe haven. All should help support the market.
  Where, then, are the opportunities likely to be in 1998? Expect to see disparate performance within industry sectors. For example, while the financial services sector in 1997 tended to provide across-the-board strong performance, in 1998 we expect the sector to include its share of winners and losers. Stock selection will be key, too, to benefiting from the technology sector. Over the long term, we are optimistic about technology and corporate America's continuing commitment to it. It will be difficult to participate in a market return in 1998 without having some exposure to technology-based companies. One caution: Not all technology companies will survive the year, which raises the risk of investing in the sector.

 ECONOMIC OVERVIEW

ECONOMIC GUIDEPOSTS

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
    THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC EXPANSION GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                              NOW (12/31/97)     6 MONTHS AGO     1 YEAR AGO    2 YEARS AGO
10-year Treasury rate (1)                 5.81             6.22          6.58           5.65
Prime rate (2)                            8.50             8.50          8.25           8.50
Inflation rate (3)                        1.70             2.23          3.04           2.72
The U.S. dollar (4)                      10.43             7.32          4.59          -0.57
Capital goods orders (5)*                11.61             8.58          2.23           9.56
Industrial production (5)*                5.59             3.91          4.70           2.34
Employment growth (6)                     2.66             2.30          2.41           1.57

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AS INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
* DATA AS OF NOVEMBER 30, 1997.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

  Conventional wisdom might argue in favor of remaining in the U.S. with your investment dollars in 1998 and, more specifically, invested in small capitalization companies with domestic lines of business. We'd challenge such thinking as slower growth, slower inflation and even deflation and pricing pressures change the U.S. economic climate. The only real antidote is growth, and from now on growth is more likely to be found outside the United States. Today to participate in the growth from global business you'd need to be exposed to large capitalization companies.
  International investing is a promising proposition in 1998, the Asian fallout notwithstanding. In established markets, there are attractive opportunities to be found in Europe and in Japan. Several Japanese companies have real cash flows and even relatively attractive valuations. In addition, the effect of the Asian problems has not been to discourage all investment into emerging markets; rather investors have tended to divert investment dollars and business to other increasingly attractive emerging markets in eastern Europe, the Middle East, Africa and Latin America.
  With that as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ MAUREEN ALLYN

MAUREEN ALLYN
CHIEF ECONOMIST, Scudder Kemper Investments, Inc.

January 9, 1998

--------------------------------------------------------------------------------
PERFORMANCE UPDATE

KEMPER SMALL CAP VALUE FUND PORTFOLIO LEAD-MANAGER TOM FORESTER AND CO-MANAGER STEVE STOKES TOOK ADVANTAGE OF MARKET VOLATILITY IN 1997 AND BEAT THEIR PEER GROUP AVERAGE AS MEASURED BY THE LIPPER SMALL CAP FUND INDEX* FOR THE 12 MONTHS ENDED NOVEMBER 30, 1997. HERE THEY DISCUSS HOW THEY USED THEIR VALUE STYLE OF MANAGEMENT TO ACHIEVE THIS NOTEWORTHY RESULT.

[PHOTO]
TOM FORESTER IS A VICE PRESIDENT OF WHAT IS NOW SCUDDER KEMPER INVESTMENTS AND THE PORTFOLIO LEAD-MANAGER OF KEMPER SMALL CAP VALUE FUND. FORESTER IS A PHI BETA KAPPA GRADUATE OF THE UNIVERSITY OF COLORADO AND HOLDS A MASTER'S DEGREE IN MANAGEMENT FROM NORTHWESTERN UNIVERSITY'S J.L. KELLOGG GRADUATE SCHOOL OF MANAGEMENT. HE IS ALSO A CHARTERED FINANCIAL ANALYST.

[PHOTO]
STEVE STOKES IS A VICE PRESIDENT OF SCUDDER KEMPER INVESTMENTS AND PORTFOLIO CO-MANAGER OF KEMPER SMALL CAP VALUE FUND. STOKES RECEIVED HIS BACHELOR OF SCIENCE DEGREE IN FINANCE IN 1985 FROM STATE UNIVERSITY OF NEW YORK AT NEW PALTZ. HE IS A CHARTERED FINANCIAL ANALYST AND A MEMBER OF THE ASSOCIATION OF INVESTMENT MANAGEMENT AND RESEARCH, FINANCIAL ANALYST FEDERATION AND NYSSA.

THE VIEWS EXPRESSED IN THIS
REPORT REFLECT THOSE OFTHE PORTFOLIO MANAGERSONLY THROUGH THE END OFTHE PERIOD OF THE REPORT,AS STATED ON THE COVER.THE MANAGERS' VIEWS ARESUBJECT TO CHANGE AT ANYTIME, BASED ON MARKETAND OTHER CONDITIONS.

Q     IN A YEAR THAT SAW THE DOW
      JONES BREAK 8000 BUT ALSO EXPERIENCED ON GRAY MONDAY ONE OF THE LARGEST DROPS SINCE OCTOBER 1987, KEMPER SMALL CAP VALUE FUND MANAGED TO EARN 20.17 PERCENT (CLASS A SHARES UNADJUSTED FOR ANY SALES CHARGE) FOR THE TWELVE MONTHS ENDED NOVEMBER 30, 1997. HOW DID THE MARKET VOLATILITY AFFECT THIS FUND?

A     The market volatility helped
      the fund in the sense that it created value buying opportunities. A value stock is one that is out of favor with investors because the market underestimates its value or overlooks its potential. Sometimes a stock becomes undervalued as a reaction to unfavorable news. Consequently, stocks may become mispriced. More undervalued stocks are then available for us to choose from for the fund's portfolio.
  Because of that, our style has done well in falling markets. The fund is more apt to fall less than the overall market. We can take advantage of good stocks that are simply not the current market favorites.

Q     THE EVOLVING BANKING
      PROBLEMS OF SOUTHEAST ASIA AND JAPAN EVOLVED INTO AN OVERSEAS MARKET CRISIS LATE IN THE YEAR. INITIALLY

THERE WAS TALK, DESPITE THE IMMEDIATE EFFECT ON THE U.S. MARKETS IN THE FORM OF GRAY MONDAY, THAT THE PROBLEMS OVERSEAS WOULD NOT BE PROBLEMATIC IN THE U.S. LATER, SOME MARKET WATCHERS WARNED THAT THE PROBLEMS WILL INEVITABLY AFFECT THE U.S. WHAT DO YOU EXPECT THE EFFECT TO BE ON THIS FUND?

A     If it's going to be a
problem, it's likely to hit the large cap stocks and not the small cap market. By the nature of small cap companies, generally companies with less than $1 billion market capitalization, they have little foreign exposure. What we mean is their financial success is not dependent on interaction with overseas clients so a money crunch in Southeast Asia and Japan should not affect them materially.
  With regard to Kemper Small Cap Value Fund specifically, there was some immediate negative effect on its technology stocks and a few stocks with minimal foreign exposure, but not enough to hurt the fund's long-term performance. Like we said, because it's a small cap fund, we don't have a significant amount in foreign-exposed or technology stocks, so the effect was minimal and short term.

                              *THE LIPPER SMALL CAP FUND INDEX IS AN EQUALLY
                               WEIGHTED PERFORMANCE INDEX, ADJUSTED FOR CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS, OF THE LARGEST QUALIFYING FUNDS IN THIS INVESTMENT OBJECTIVE.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE

Q     KEMPER SMALL CAP VALUE FUND
      RETURNED 20.17 PERCENT (CLASS A SHARES UNADJUSTED FOR SALES CHARGE) BEATING THE LIPPER SMALL CAP FUND INDEX, WHICH RETURNED 14.29 PERCENT FOR THE ONE-YEAR PERIOD ENDED NOVEMBER 30, 1997. THE FUND SLIGHTLY LAGGED THE LIPPER SMALL CAP FUNDS CATEGORY AVERAGE (21.00 PERCENT) FOR THE PERIOD. WHAT IS THE DIFFERENCE IN THESE MEASUREMENTS AND WHY THE DIFFERENCE IN COMPARATIVE PERFORMANCE?

A     The rationale behind
measuring ourselves against the Lipper Small Cap Fund Index (the Index) rather than the Lipper Small Company Growth Funds Category Average (the Average) is to gain an "apples-to-apples" comparison. The Average includes almost every small cap fund out there, whether they've got $2 million or $2 billion to manage. The Index only includes the largest funds, and we're included in the Index, so the Index compares us against our real peers. Once again the fund's class A shares (unadjusted for sales charge) beat its peer group average for the one-, three- and five-year periods ended November 30, 1997. The Index returned 20.58 percent for the three-year period, compared with our fund's 30.13 percent return. For the five-year period, the Index returned 15.6 percent, compared with the fund's
18.65 percent for the same period.

Q     SO SHORT- AND LONG-TERM, THE
      FUND BEAT THE AVERAGE OF ITS SIMILARLY SIZED PEERS AS MEASURED BY THE LIPPER SMALL CAP FUND INDEX. ALSO

LOOKING AT THE LONG-TERM, KEMPER SMALL CAP VALUE FUND BEAT THE ENTIRE SMALL CAP AVERAGE, MEASURED BY THE LIPPER SMALL CAP FUNDS GROUP'S AVERAGE. WHILE THE FUND WAS BEHIND THE AVERAGE BY JUST .83 PERCENT FOR THE ONE-YEAR PERIOD, IT BEAT IT FOR THE THREE- AND FIVE-YEAR PERIODS ENDED NOVEMBER 30, 1997. THE CATEGORY AVERAGE RETURNED JUST 23.38 PERCENT AND 16.97 PERCENT FOR THE THREE- AND FIVE-YEAR PERIODS, AGAIN COMPARED WITH THE FUND'S RETURNS OF 30.13 PERCENT AND
18.65 PERCENT (CLASS A SHARES UNADJUSTED FOR ANY SALES CHARGE) FOR THE SAME PERIODS. WHY DIDN'T THE FUND BEAT THE AVERAGE FOR THE SHORT TERM?

A     We constantly emphasize
      that shareholders should be in the market for the long haul, not for short-term gains, and we manage the fund for long term capital appreciation.

Q     THE FUND CONTINUED TO GROW AT
      A RAPID PACE, FROM $239 MILLION AS OF NOVEMBER 30, 1996 TO $1.26 BILLION AS OF NOVEMBER 30, 1997. HOW DID THIS GROWTH EFFECT THE FUND?

A     This is the second
consecutive year the fund has experienced substantial growth -- it grew from $18 million in assets in late 1995 to the $239 million figure last year. It helps the fund's economies of scale in terms of fund expenses. We've increased the number of stocks the fund has in its portfolio, from 71 at November 30, 1996 to 141 in 1997. We put to work quickly the money coming in and were able to still outperform our peer group average and maintain a well diversified portfolio.

Q     ARE THERE STOCKS IN THE FUND
      THAT PLEASED YOU THIS YEAR, AND, ON THE FLIP SIDE, ANY THAT DISAPPOINTED YOU?

A     Sure, there always are
      those stocks that work out better than others. Airborne Freight was a massive home run for us. General Cable was a very good performer for us, and the financial sector overall has done well. The banks have done well because the bigger banks are buying them, and people are willing to pay a premium for takeovers.
  The entire fund industry was let down by technology stocks this year as a whole, and this fund was not excluded. Although tech stocks were disappointing this year, we are looking at them as an opportunity longer term. We're going to hold onto what we've got. We're in good stocks and the market is simply not realizing their potential right now, which fits right into our value philosophy. With technology stocks unfavored by the market, we should be able to find strong companies at value prices. The other sector that could have done better was energy. Energy stocks started the year out poorly but have turned around somewhat in the latter half of the fund's fiscal year. We have decreased our weighting in energy stocks, however.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE

Q     THE FUND IS HEAVILY WEIGHTED IN
      FINANCIALS. EXPLAIN THE FUND'S SECTOR WEIGHTINGS.

A     We altered our sector
      weightings in the first half of the fund year by increasing our holdings in financial and consumer discretionary stocks. Valuations within the financial stocks remain attractive. We picked up several sub-prime mortgage companies -- companies that provide mortgages to people with less than perfect credit ratings. We like companies with solid fundamentals, good growth potential and attractive valuations, such as Friedman's and Nine West. As I mentioned earlier, we reduced our weighting in energy stocks as they have not done as well. We remain slightly underweighted in technology, which has benefited the fund.

Q     HERBALIFE IS A STOCK YOU DON'T
      SEE IN TOO MANY VALUE FUNDS OUT THERE. WHAT ABOUT THIS COMPANY MADE YOU TAKE A CLOSER LOOK?

A     Herbalife is an interesting
      stock. It's a multi-level marketing company and most value managers want to see something more manufacturing oriented. But it's growing nicely and its earnings are strong. We look for stocks that look inexpensive, that are solid and have prospects for improvement. Those are the types of stocks that we buy, and Herbalife is just one example of such a stock.

Q     THE ECONOMY WAS STRONG AND
      INFLATION WAS BENIGN THROUGHOUT THE YEAR. WHAT EFFECT DID THIS ECONOMY HAVE ON THE FUND?

A     As always, we stuck more
      to valuation than to economic trends. We want to be longer-term holders of these stocks. Trends get started, then they reverse themselves. There is not a lot you can do about the economy or about interest rates. We sought inexpensive stocks that we expected to outperform by coming back to fair valuation, rather than trying to determine how a particular stock would fair if interest rates rose or fell.

Q     HOW WILL YOU POSITION THE FUND
      GOING INTO 1998?

A     We'll stay the course we're
      on now. We don't see huge changes in sector allocations. Stocks will continue to change as we continue to execute our strategy of buying inexpensive stocks and selling them when they become fairly valued. Overall, we strive to position the portfolio to perform well in either an up or down market. We believe value stocks generally provide strong upside potential and less downside risk.

Q     HOW DO YOU EXPECT THE SMALL
      CAP MARKET TO FARE IN 1998?

A     As I mentioned earlier,
      small caps have far less exposure to the Far East than large caps. Over time, stocks with foreign exposure may get hit, although the magnitude is unclear right now. We believe small caps are a better place to be in 1998. You don't see it right now because there is a lot of money pouring in the Standard & Poor's 500, as investors emphasize the relative safety of big cap stocks. But we believe you'll begin to see it in 1998.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE

KEMPER SMALL CAP VALUE FUND

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------
FOR PERIODS ENDED NOVEMBER 30, 1997 (ADJUSTED FOR THE APPLICABLE SALES CHARGE)

                      1-YEAR   5-YEAR   LIFE OF CLASS
-----------------------------------------------------------------------
  KEMPER SMALL CAP    13.23%   17.25%      18.64%       (since 5/22/92)
  VALUE FUND CLASS A
 .......................................................................
  KEMPER SMALL CAP    15.99     N/A        18.28        (since 9/11/95)
  VALUE FUND CLASS B
 .......................................................................
  KEMPER SMALL CAP    19.03     N/A        19.51        (since 9/11/95)
  VALUE FUND CLASS C
 .......................................................................

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     KEMPER SMALL CAP VALUE FUND CLASS A
                                                                                  KEMPER SMALL CAP
                                                                                VALUE FUND CLASS A(1)  RUSSELL 2000 INDEX+
5/22/92                                                                                       $10,000              $10,000
12/31/93                                                                                      $11,584              $13,391
12/31/95                                                                                      $16,623              $16,889
11/30/97                                                                                      $25,728              $23,665
Growth of an assumed $10,000 investment in Class A shares from 5/22/92 to
11/30/97

                     KEMPER SMALL CAP VALUE FUND CLASS A
                                                                                CONSUMER PRICE INDEX++
5/22/92                                                                                         $10,000
12/31/93                                                                                        $10,437
12/31/95                                                                                        $10,988
11/30/97                                                                                        $11,568
Growth of an assumed $10,000 investment in Class A shares from 5/22/92 to
11/30/97

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Kemper Small Cap Value Fund Class B
                                                                                    Kemper Small Cap
                                                                                    Value Fund Class     Russell 2000 In-
                                                                                                B(1)                 dex+
9/11/95                                                                                      $10,000              $10,000
12/31/95                                                                                      $9,748              $10,400
12/31/96                                                                                     $12,538              $12,117
11/30/97                                                                                     $14,526              $14,572
Growth of an assumed $10,000 investment in Class B shares from 9/11/95 to
11/30/97

Kemper Small Cap Value Fund Class B
                                                                                 Consumer Price Index++
9/11/95                                                                                         $10,000
12/31/95                                                                                        $10,039
12/31/96                                                                                        $10,373
11/30/97                                                                                        $10,569
Growth of an assumed $10,000 investment in Class B shares from 9/11/95 to
11/30/97

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Kemper Small Cap Value Fund Class C
                                                                                     Kemper Small Cap
                                                                                                          Russell 2000 In-
                                                                                Value Fund Class C(1)                 dex+
9/11/95                                                                                       $10,000              $10,000
12/31/95                                                                                       $9,749              $10,400
12/31/96                                                                                      $12,554              $12,117
11/30/97                                                                                      $14,861              $14,572
Growth of an assumed $10,000 investment in Class C shares from 9/11/95 to
11/30/97

Kemper Small Cap Value Fund Class C
                                                                                 Consumer Price Index++
9/11/95                                                                                         $10,000
12/31/95                                                                                        $10,039
12/31/96                                                                                        $10,373
11/30/97                                                                                        $10,569
Growth of an assumed $10,000 investment in Class C shares from 9/11/95 to
11/30/97

RETURNS ARE HISTORICAL AND DO NOT REFLECT FUTURE PERFORMANCE. RETURNS AND NET ASSET VALUE FLUCTUATE. SHARES ARE REDEEMABLE AT CURRENT NET ASSET VALUE, WHICH MAY BE MORE OR LESS THAN ORIGINAL COST.

*AVERAGE ANNUAL TOTAL RETURN MEASURES NET INVESTMENT INCOME AND CAPITAL GAIN OR
 LOSS FROM PORTFOLIO INVESTMENTS, ASSUMING REINVESTMENT OF ALL DIVIDENDS AND FOR CLASS A SHARES ADJUSTMENT FOR THE MAXIMUM SALES CHARGE OF 5.75 PERCENT, FOR CLASS B SHARES ADJUSTMENT FOR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE
 (CDSC) AS FOLLOWS: 1 YEAR, 3 PERCENT; 5 YEAR, 1 PERCENT; SINCE INCEPTION, 0 PERCENT. FOR CLASS C SHARES THERE IS NO ADJUSTMENT FOR SALES CHARGE. THE MAXIMUM CDSC FOR CLASS B SHARES IS 4 PERCENT. FOR CLASS C SHARES, THERE IS A 1 PERCENT CDSC ON CERTAIN REDEMPTIONS WITHIN THE FIRST YEAR OF PURCHASE. DURING THE PERIODS NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION, SEE THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF DIVIDENDS AND ADJUSTMENT FOR THE MAXIMUM SALES CHARGE FOR CLASS A SHARES AND THE CDSC IN EFFECT AT THE END OF THE PERIOD FOR CLASS B SHARES. IN COMPARING KEMPER SMALL CAP VALUE FUND TO THE RUSSELL 2000 INDEX+ AND THE CONSUMER PRICE INDEX++, YOU SHOULD NOTE THAT THE FUND'S PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE, WHILE NO SUCH CHARGES ARE REFLECTED IN THE PERFORMANCE OF THE INDICES.

+THE RUSSELL 2000 INDEX IS AN UNMANAGED CAPITALIZATION WEIGHTED PRICE ONLY INDEX
 WHICH IS COMPRISED OF 2000 OF THE SMALLEST STOCKS (ON THE BASIS OF CAPITALIZATION) IN THE RUSSELL 3000 INDEX. SOURCE IS LIPPER ANALYTICAL SERVICES, INC.

++THE CONSUMER PRICE INDEX IS A STATISTICAL MEASURE OF CHANGE, OVER TIME, IN THE
  PRICES OF GOODS AND SERVICES IN MAJOR EXPENDITURE GROUPS FOR ALL URBAN CONSUMERS. SOURCE IS TOWERS DATA SYSTEMS.

--------------------------------------------------------------------------------
INDUSTRY SECTORS

--------------------------------------------------------------------------------

A FISCAL YEAR-END COMPARISON
Data show the percentage of the common stocks in the portfolio that each sector represented on November 30, 1997 and on December 31, 1996.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                             KEMPER SMALL CAP VALUE FUND AS OF 11/30/97       KEMPER SMALL CAP VALUE FUND AS OF 12/31/96
Finance                                                              25.5%                                            21.9%
Capital goods                                                        22.8%                                            28.8%
Consumer nondurables                                                 18.1%                                            13.9%
Technology                                                            9.8%                                             9.5%
Energy                                                                8.9%                                            11.3%
Other                                                                 5.1%                                             0.9%
Transportation                                                        4.9%                                             8.4%
Health care                                                           4.2%                                             0.6%
Utilities                                                             0.7%                                             2.8%
Basic industries                                                      0.0%                                             1.9%

A COMPARISON WITH THE RUSSELL 2000 INDEX*
Data show the percentage of the common stocks in the portfolio that each sector of Kemper Small Cap Value Fund represented on November 30, 1997, compared to the industry sectors that make up the fund's benchmark, the Russell 2000 Index.

--------------------------------------------------------------------------------
INDUSTRY SECTORS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                             KEMPER SMALL CAP VALUE FUND AS OF 11/30/97      RUSSELL 2000 INDEX AS OF 11/30/97
Finance                                                              25.5%                                 23.7%
Capital goods                                                        22.8%                                  9.3%
Consumer nondurables                                                 18.1%                                 20.4%
Technology                                                            9.8%                                 15.5%
Energy                                                                8.9%                                  4.8%
Other                                                                 5.1%                                  0.0%
Transportation                                                        4.9%                                  2.3%
Health care                                                           4.2%                                  9.6%
Utilities                                                             0.7%                                  5.5%
Basic industries                                                      0.0%                                  6.0%
Consumer durables                                                     0.0%                                  2.9%

*THE RUSSELL 2000 INDEX IS A CAPITALIZATION WEIGHTED PRICE ONLY INDEX WHICH IS
 COMPRISED OF 2000 OF THE SMALLEST STOCKS ON THE BASIS OF CAPITALIZATION IN THE RUSSELL 3000 INDEX.

--------------------------------------------------------------------------------
LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*

Representing 11.4 percent of the fund's total net assets on November 30, 1997

--------------------------------------------------------------------------------
      Holdings                                                           Percent
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1.    AIRBORNE       An integrated air express transportation company       1.3%
      FREIGHT        providing next morning delivery of small packages
                     and documents throughout the United States and
                     most foreign countries.
--------------------------------------------------------------------------------
2.    OREGON         Integrated producer and distributor of titanium        1.2%
      METALLURGICAL  sponge ingot, mill products and castings for use in the aerospace, industrial, golf and military
                     markets.
--------------------------------------------------------------------------------
3.    COMMERCIAL     Engaged in accepting deposits from the general         1.2%
      FEDERAL        public and reinvesting such deposits together with
                     other borrowings primarily in real estate loans,
                     and to a lesser extent, in consumer and other
                     loans.
--------------------------------------------------------------------------------
4.    IMPERIAL       A specialty lender with thrift and loan                1.1%
      CREDIT         subsidiaries.
      INDUSTRIES
--------------------------------------------------------------------------------
5.    VERITAS DGC    Engaged in the acquisition and processing of           1.1%
                     seismic data for use by the petroleum industry in
                     its search for new oil and gas reserves.
--------------------------------------------------------------------------------
6.    SCIENTIFIC-    Leading supplier of broad band communication           1.1%
      ATLANTA        systems, satellite-based video, voice and data
                     communication networks.
--------------------------------------------------------------------------------
7.    BALL CORP.     Manufactures and markets packaging, industrial and     1.1%
                     consumer products and provides aerospace systems
                     and professional services to the federal sector.
--------------------------------------------------------------------------------
8.    WEBSTER        Conducts business as a holding company for First       1.1%
      FINANCIAL      Federal Bank, FSB. and Bristol Savings Bank, both
                     headquartered in Connecticut.
--------------------------------------------------------------------------------
9.    CULLEN FROST   Bank holding company engaged in commercial             1.1%
      BANKERS        banking, mortgage financing and related services.
--------------------------------------------------------------------------------
10.   YOUNG          Owns 11 network-affiliated stations and one            1.1%
      BROADCASTING   independent TV station.
--------------------------------------------------------------------------------

* PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

KEMPER SMALL CAP VALUE FUND

Portfolio of Investments at November 30, 1997
(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------
 U.S. Government                                                                  Coupon            Principal
 obligations                   Type                                                rate   Maturity   amount        Value
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY SECURITY--2.0%
                               Notes
                               (Cost: $24,940)                                    5.875%     1999   $ 25,000    $ 25,043

--------------------------------------------------------------------------------------------------------
                                                                                  Number of
 Common stocks                                                                     shares          Value
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
CONSUMER
DISCRETIONARY--15.4%
                               Applebee's International                            432,500         9,137
                               BJ Services Co.                                     307,500         8,956
                         (a)   Boston Chicken                                      660,500         5,305
                               Brown Group, Inc.                                   558,900         9,047
                               Burlington Coat Factory                              95,000         1,775
                               Bush Industries                                     153,300         4,043
                               Carmike Cinemas                                     201,300         6,228
                               CDI Corp.                                           188,700         7,807
                               DIMON Inc.                                          421,500        10,537
                               Finish Line                                         535,500        10,174
                               First Brands Corp.                                  431,100        11,074
                               Footstar, Inc.                                      126,500         3,795
                         (a)   Friedman's Inc.                                     642,000         9,389
                               Haggar Apparel Co.                                  204,500         3,246
                               Harman International Industries                     227,500        11,517
                               Heilig - Myers                                      271,000         3,506
                               Herbalife International, Inc.                       463,100         9,262
                               Hollywood Entertainment Corp.                       874,000         7,538
                               Homebase, Inc.                                      346,500         2,902
                               J. Baker, Inc.                                      188,500         1,296
                         (a)   Lone Star Steakhouse & Saloon                       451,200         8,404
                         (a)   Nine West Group                                     260,200         7,074
                               Springs Industries Inc.                             211,100        10,647
                         (a)   The Wet Seal                                        170,000         5,026
                         (a)   Tommy Hilfiger Corp.                                 75,500         2,963
                         (a)   Vallassis Communications                            326,400         9,812
                         (a)   Young Broadcasting Corp.                            372,200        13,539
                               -------------------------------------------------------------------------
                                                                                                 193,999
--------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--.6%
                         (a)   Performance Food Group                              362,500         7,612
                               -------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
ENERGY--7.8%
                               Atmos Energy Corp.                                  382,900        10,171
                         (a)   Basin Exploration                                   131,300         2,429
                         (a)   Belden & Blake Corp.                                286,600         9,494
                         (a)   Chieftain International, Inc.                       409,200         9,054
                               Giant Industries                                    214,600         3,943
                               KCS Energy                                          504,600        11,984
                         (a)   Nuevo Energy Co.                                    300,700        12,535
                         (a)   Seitel, Inc.                                        247,400         9,525
                         (a)   Tesoro Petroleum Corp.                              550,500         9,152
                         (a)   Triton Energy Corp.                                 181,000         6,335
                         (a)   Veritas DGC, Inc.                                   356,500        14,260
                               -------------------------------------------------------------------------
                                                                                                  98,882
--------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--22.5%
                               Aames Financial Corp.                                88,600         1,196
                         (a)   Acceptance Insurance Cos.                           355,100         8,633
                               Ambassador Apartments, Inc.                         354,500         7,068
                         (a)   Amerin                                              157,500         3,682
                               Associated Banc Corp.                               252,889        12,581
                               Astoria Financial Corp.                             215,000        11,852
                               BankAtlantic Bancorp                                691,900         9,341
                               Chartwell Re Corp.                                  252,500         8,522
                         (a)   Cityscape Financial Corp.                           251,000           455
                               Commercial Federal Corp.                            306,500        14,731
                               Compass Bancshares                                  204,500         8,180

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------
                                                                                  Number of
 Common stocks                                                                     shares          Value
--------------------------------------------------------------------------------------------------------

                               Consumer Portfolio Services                         295,000    $    3,097
                               Cullen Frost Bankers                                258,000        13,706
                               Doral Financial Corp.                               122,000         2,653
                               Excel Realty Trust, Inc.                            210,200         6,411
                         (a)   First Alliance Corp.                                 72,500         1,522
                               First Commerce Corp.                                184,000        11,799
                               Freemont General Corp.                              231,500        10,649
                               HUBCO, Inc.                                         173,555         6,020
                               Imperial Credit Industries                          597,920        14,313
                               Imperial Credit Mortgage Holdings                   497,000         7,766
                               Lawyers Title Insurance Corp.                       115,000         3,651
                               Long Island Bancorp                                 202,000         9,519
                               ML Bancorp, Inc.                                     47,500         1,366
                               New Century Financial Co.                           100,000         1,312
                               North Fork Bancorp                                  236,613         7,187
                         (a)   Ocwen Financial Corp.                               145,000         3,516
                               PennCorp Financial Group                            212,500         7,185
                               Peoples Heritage Financial Group                     67,000         2,856
                               Redwood Trust                                       351,000         8,885
                               Reliance Group Holdings, Inc.                       617,900         7,878
                               RenaissanceRe Holding, Ltd.                          72,000         3,015
                               Resource Bancshares Mortgage Group                  744,000        10,230
                         (a)   Southern Pacific Funding Corp.                      807,000         9,987
                               Sovereign Bancorp                                   157,500         2,983
                         (a)   Trans Financial, Inc.                               142,500         4,898
                               U.S. Trust Corp.                                    180,000         4,781
                               United Companies Financial Corp.                    281,300         6,101
                               W.R. Berkley Corp.                                  133,500         5,557
                               Webster Financial Corp.                             219,900        13,778
                               Winston Hotels                                      400,000         5,600
                               -------------------------------------------------------------------------
                                                                                                 284,462
--------------------------------------------------------------------------------------------------------
HEALTH CARE--3.7%
                               ADAC Laboratories                                    35,000           731
                         (a)   Apria Healthcare Group                              493,400         7,771
                         (a)   CONMED Corp.                                        537,200        12,759
                         (a)   Genesis Health Ventures                             330,000         8,003
                         (a)   Hologic, Inc.                                       242,500         6,275
                               Integrated Health Services                          364,430        11,092
                               -------------------------------------------------------------------------
                                                                                                  46,631
--------------------------------------------------------------------------------------------------------
MATERIALS
AND PROCESSING--15.3%
                               AK Steel Holding Corp.                              631,000        12,423
                               AMCOL International                                 466,000        11,184
                               Ball Corp.                                          363,000        13,976
                         (a)   Buckeye Cellulose                                   125,500         5,498
                               Carpenter Technology Corp.                          233,000        10,980
                               Del Webb Corp.                                      277,500         6,001
                               Elcor Corp.                                         362,250         8,785
                               Flowserv Corp.                                      463,513        12,457
                               Furon Co.                                           325,000        12,838
                               Intermet Corp.                                      711,500        13,163
                         (a)   Lone Star Technologies                              334,500         9,701
                         (a)   Lydall, Inc.                                        452,700         9,167
                               MascoTech                                           396,500         6,864
                               Mississippi Chemical Corp.                          114,100         2,225
                         (a)   Mueller Industries, Inc.                             86,500         4,028
                               Oregon Metallurgical Corp.                          474,700        15,250
                               Quanex Corp.                                        366,000        10,889
                         (a)   The Shaw Group                                      355,700         8,670
                               Trinity Industries                                  256,500        11,639
                         (a)   Wyman-Gordon Co.                                    365,200         7,806
                               -------------------------------------------------------------------------
                                                                                                 193,544

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------
                                                                                  Number of
 Common stocks                                                                     shares          Value
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
PRODUCER DURABLES--4.8%
                               Blount, Inc.                                        200,050    $   10,115
                               Briggs & Stratton Corp.                             241,400        12,342
                         (a)   Electroglas                                         121,500         2,309
                               General Cable Corp.                                 306,600        10,463
                               Pacific Scientific Co.                              207,000         3,286
                               Stewart & Stevenson Services                        480,500        10,451
                               Watts Industries, Inc.                              454,800        11,569
                               -------------------------------------------------------------------------
                                                                                                  60,535
--------------------------------------------------------------------------------------------------------
TECHNOLOGY--8.7%
                         (a)   Altron, Inc.                                        205,000         3,229
                         (a)   Applied Magnetics Corp.                             195,000         3,291
                         (a)   Benchmark Electronics                               191,000         5,372
                               Breed Technologies, Inc.                            190,000         3,836
                         (a)   Burr Brown Corp.                                    210,500         6,368
                         (a)   ESS Technology, Inc.                                382,000         3,820
                         (a)   EXAR Corp.                                          156,500         3,917
                         (a)   HADCO Corp.                                          57,000         3,534
                         (a)   HMT Technology Corp.                                770,500        10,113
                         (a)   Hutchinson Technology                               352,500         8,372
                         (a)   Komag, Inc.                                         299,100         6,001
                         (a)   Kulicke & Soffa Industries                           97,500         2,687
                         (a)   Learning Co.                                        699,000        12,669
                         (a)   MasTec, Inc.                                        184,000         4,692
                         (a)   Read-Rite Corp.                                     462,500         8,845
                               Scientific-Atlanta                                  702,500        14,050
                         (a)   Tech-Sym Corp.                                      154,500         4,683
                         (a)   Vanstar Corp.                                       297,500         4,091
                               -------------------------------------------------------------------------
                                                                                                 109,570
--------------------------------------------------------------------------------------------------------
TRANSPORTATION--4.3%
                               Airborne Freight Corp.                              256,400        16,329
                         (a)   America West Airlines                               610,500         9,730
                               Borg-Warner Automotive, Inc.                        220,700        10,400
                               Fleetwood Enterprises                               316,900        11,309
                               Myers Industries                                    391,890         6,760
                               -------------------------------------------------------------------------
                                                                                                  54,528
--------------------------------------------------------------------------------------------------------
UTILITIES--.7%
                         (a)   Jones Intercable Inc.                               581,400         8,140
                               -------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
OTHER--4.5%
                         (a)   Global Industrial Technologies, Inc.                490,200         8,762
                               Standard & Poor's Depositary Receipts               111,500        10,673
                               Standard & Poor's MidCap 400 Depositary Receipts    600,200        37,859
                               -------------------------------------------------------------------------
                                                                                                  57,294
                               -------------------------------------------------------------------------
                               TOTAL COMMON STOCKS--88.3%
                               (Cost: $1,000,867)                                              1,115,197
                               -------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------
                                                                                  Principal
                                                                                   amount          Value
--------------------------------------------------------------------------------------------------------
(B) MONEY MARKET
INSTRUMENTS--9.4%
                               Yield--5.47% to 5.75%
                               Due--December 1997 and January 1998
                               American Honda Finance Corp.                       $ 17,000    $   16,955
                               BI Funding, Inc.                                      4,000         3,993
                               CIESCO, L.P.                                          4,000         3,997
                               Countrywide Funding Corp.                            10,000         9,992
                               CSW Credit, Inc.                                     12,000        11,979
                               Dynamic Funding Corp.                                 1,000           997
                               FINOVA Capital Corp.                                  2,900         2,875
                               GTE Corp.                                            15,000        14,979
                               Other                                                53,000        52,907
                               -------------------------------------------------------------------------
                               TOTAL MONEY MARKET INSTRUMENTS--9.4%
                               (Cost: $118,677)                                                  118,674
                               -------------------------------------------------------------------------
                               TOTAL INVESTMENTS--99.7%
                               (Cost: $1,144,484)                                              1,258,914
                               -------------------------------------------------------------------------
                               CASH AND OTHER ASSETS, LESS LIABILITIES--.3%                        4,230
                               -------------------------------------------------------------------------
                               NET ASSETS--100%                                               $1,263,144
                               -------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.

(b) The Fund has entered into exchange-traded Russell 2000 Index futures contracts in order to take advantage of anticipated market conditions and effectively invest in equities approximately $55,000,000 of money market instruments. As a result, approximately 93% of the Fund's net assets are effectively invested in equities. (See Note 6 of the Notes to Financial Statements.)

Based on the cost of investments of $1,144,484,000 for federal income tax purposes at November 30, 1997, the gross unrealized appreciation was $170,721,000, the gross unrealized depreciation was $56,291,000 and the net unrealized appreciation on investments was $114,430,000.

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS
KEMPER SMALL CAP VALUE FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Small Cap Value Fund as of November 30, 1997, the related statements of operations for the eleven months then ended and changes in net assets for the eleven months then ended and year ended December 31, 1996, and the financial highlights for each of the fiscal periods since 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1994 were audited by other auditors whose report dated January 19, 1995 expressed an unqualified opinion on those financial highlights.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Small Cap Value Fund at November 30, 1997, the results of its operations for the eleven months then ended, the changes in its net assets for the eleven months then ended and year ended December 31, 1996, and the financial highlights for each of the fiscal periods since 1995, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Chicago, Illinois
January 20, 1998

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

November 30, 1997
(IN THOUSANDS)

----------------------------------------------------
 ASSETS
----------------------------------------------------
Investments, at value
(Cost: $1,144,484)                        $1,258,914
----------------------------------------------------
Cash                                           2,836
----------------------------------------------------
Receivable for:
  Investments sold                               248
----------------------------------------------------
  Fund shares sold                             7,856
----------------------------------------------------
  Dividends and interest                       1,092
----------------------------------------------------
    TOTAL ASSETS                           1,270,946
----------------------------------------------------
----------------------------------------------------
 LIABILITIES AND NET ASSETS
----------------------------------------------------
Payable for:
  Investments purchased                        5,002
----------------------------------------------------
  Fund shares redeemed                           919
----------------------------------------------------
  Management fee                                 726
----------------------------------------------------
  Distribution services fee                      302
----------------------------------------------------
  Administrative services fee                    230
----------------------------------------------------
  Custodian and transfer agent fees and
  related expenses                               619
----------------------------------------------------
  Directors' fees and other                        4
----------------------------------------------------
    Total liabilities                          7,802
----------------------------------------------------
NET ASSETS                                $1,263,144
----------------------------------------------------
----------------------------------------------------
 ANALYSIS OF NET ASSETS
----------------------------------------------------
Paid-in capital                           $1,113,914
----------------------------------------------------
Undistributed net realized gain on
investments                                   33,934
----------------------------------------------------
Net unrealized appreciation on
investments                                  114,430
----------------------------------------------------
Undistributed net investment income              866
----------------------------------------------------
NET ASSETS APPLICABLE TO SHARES
OUTSTANDING                               $1,263,144
----------------------------------------------------
----------------------------------------------------
 THE PRICING OF SHARES
----------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price
  per share
  ($736,412  DIVIDED BY 33,737 shares
  outstanding)                                $21.83
----------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of net
  asset value or 5.75% of offering
  price)                                      $23.16
----------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales
  charge) per share
  ($412,479  DIVIDED BY 19,222 shares
  outstanding)                                $21.46
----------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales
  charge) per share
  ($99,526  DIVIDED BY 4,626 shares
  outstanding)                                $21.51
----------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price
  per share
  ($14,727  DIVIDED BY 667 shares
  outstanding)                                $22.08
----------------------------------------------------

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

Eleven months ended November 30, 1997
(IN THOUSANDS)

--------------------------------------------------
 NET INVESTMENT INCOME
--------------------------------------------------
  Dividends                               $  6,898
--------------------------------------------------
  Interest                                   6,006
--------------------------------------------------
    Total investment income                 12,904
--------------------------------------------------
Expenses:
  Management fee                             5,160
--------------------------------------------------
  Distribution services fee                  2,108
--------------------------------------------------
  Administrative services fee                1,643
--------------------------------------------------
  Custodian and transfer agent fees and
  related expenses                           3,011
--------------------------------------------------
  Professional fees                             16
--------------------------------------------------
  Reports to shareholders                       89
--------------------------------------------------
  Registration fees                             68
--------------------------------------------------
  Directors' fees and other                     14
--------------------------------------------------
    Total expenses                          12,109
--------------------------------------------------
NET INVESTMENT INCOME                          795
--------------------------------------------------
--------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
--------------------------------------------------
 Net realized gain on sales of
 investments                                29,326
--------------------------------------------------
 Net realized gain from futures
 transactions                                6,305
--------------------------------------------------
  Net realized gain                         35,631
--------------------------------------------------
 Change in net unrealized appreciation
 on investments                             92,608
--------------------------------------------------
Net gain on investments                    128,239
--------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                           $129,034
--------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                         ELEVEN MONTHS
                                             ENDED       YEAR ENDED
                                         NOVEMBER 30,   DECEMBER 31,
                                             1997           1996
--------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
--------------------------------------------------------------------
 Net investment income                   $        795            726
--------------------------------------------------------------------
 Net realized gain                             35,631          3,470
--------------------------------------------------------------------
 Change in net unrealized appreciation         92,608         20,292
--------------------------------------------------------------------
Net increase in net assets resulting
from operations                               129,034         24,488
--------------------------------------------------------------------
  Distribution from net investment
  income                                           --           (658)
--------------------------------------------------------------------
  Distribution from net realized gain              --         (5,471)
--------------------------------------------------------------------
Total dividends to shareholders                    --         (6,129)
--------------------------------------------------------------------
Net increase from capital share
transactions                                  860,888        223,257
--------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                  989,922        241,616
--------------------------------------------------------------------
--------------------------------------------------------------------
 NET ASSETS
--------------------------------------------------------------------
Beginning of period                           273,222         31,606
--------------------------------------------------------------------
END OF PERIOD
(including undistributed net investment
income
of $866 and $69, respectively)           $  1,263,144        273,222
--------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1  DESCRIPTION OF THE
   FUND
                             Kemper Small Cap Value Fund (the Fund) is a separate series of Kemper Value Fund, Inc. (KVF), an open-end management investment company organized as a corporation in the state of Maryland. KVF is authorized to issue 3 billion shares of $.01 par value common stock.

                             The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A share six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses that Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

                             In 1997, the Fund changed its fiscal year end for financial reporting and federal income tax purposes to November 30 from December 31.
--------------------------------------------------------------------------------
2  SIGNIFICANT
   ACCOUNTING POLICIES
                             INVESTMENT VALUATION. Investments are stated at value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Other securities and assets are valued at fair value as determined in good faith by the Board of Directors.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
                             determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required.

                             DIVIDENDS TO SHAREHOLDERS. The Fund generally declares and pays dividends of net investment income and net realized capital gains at least annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.
--------------------------------------------------------------------------------
3  TRANSACTIONS WITH
   AFFILIATES
                             INVESTMENT MANAGER COMBINATION. Zurich Insurance Company, the parent of Zurich Kemper Investments, Inc. (ZKI), has acquired a majority interest in Scudder, Stevens & Clark, Inc. (Scudder), another major investment manager. At completion of this transaction on December 31, 1997, Scudder changed its name to Scudder Kemper Investments, Inc. (Scudder Kemper) and the operations of ZKI were combined with Scudder Kemper. In addition, the names of the Fund's principal underwriter and shareholder service agent were changed to Kemper Distributors, Inc. (KDI) and Kemper Service Company
                             (KSvC), respectively.

                             MANAGEMENT AGREEMENT. KVF has a management agreement with Scudder Kemper. The Fund pays a management fee at an annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $5,160,000 for the eleven months ended November 30, 1997.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. KVF has an underwriting and distribution services agreement with KDI. Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                          COMMISSIONS ALLOWED
                                         COMMISSIONS            BY KDI
                                          RETAINED    ---------------------------
                                           BY KDI     TO ALL FIRMS  TO AFFILIATES
                                         -----------  ------------  -------------
Eleven months ended
November 30, 1997                        $  584,000     4,828,000         68,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:

                                         DISTRIBUTION FEES     COMMISSIONS AND
                                             AND CDSC       DISTRIBUTION FEES PAID
                                          RECEIVED BY KDI      BY KDI TO FIRMS
                                         -----------------  ----------------------
Eleven months ended
November 30, 1997                        $     2,351,000             10,584,000

                             ADMINISTRATIVE SERVICES AGREEMENT. KVF has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
                             KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid by the Fund are as follows:

                                                                ASF PAID BY KDI
                                           ASF PAID BY    ---------------------------
                                         THE FUND TO KDI  TO ALL FIRMS  TO AFFILIATES
                                         ---------------  ------------  -------------
Eleven months ended November 30, 1997    $   1,643,000      2,042,000         5,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with KVF's transfer agent, KSvC is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $2,132,000 for the eleven months ended November 30, 1997.

                             OFFICERS AND DIRECTORS. Certain officers or
                             directors of the Fund are also officers or
                             directors of Scudder Kemper. During the eleven months ended November 30, 1997, the Fund made no payments to its officers and incurred directors' fees of $12,000 to independent directors.
--------------------------------------------------------------------------------
4  INVESTMENT
   TRANSACTIONS
                             For the eleven months ended November 30, 1997, investment transactions (excluding short-term instruments) are as follows (in thousands):

Purchases                                 $963,711
Proceeds from sales                        184,743

--------------------------------------------------------------------------------
5  CAPITAL SHARE
   TRANSACTIONS
                             The following table summarizes the activity in capital shares of the Fund (in thousands):

                                            ELEVEN MONTHS
                                                ENDED            YEAR ENDED
                                          NOVEMBER 30, 1997   DECEMBER 31, 1996
                                          ------------------  -----------------
                                          SHARES     AMOUNT   SHARES    AMOUNT
-------------------------------------------------------------------------------
 SHARES SOLD
-------------------------------------------------------------------------------
 Class A                                   31,605   $631,847   8,060   $140,448
-------------------------------------------------------------------------------
 Class B                                   15,839    315,709   6,110    105,279
-------------------------------------------------------------------------------
 Class C                                    3,966     79,927   1,077     18,688
-------------------------------------------------------------------------------
 Class I                                      763     15,563   1,043     17,495
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
-------------------------------------------------------------------------------
 Class A                                       --         --     182      3,250
-------------------------------------------------------------------------------
 Class B                                       --         --     115      2,031
-------------------------------------------------------------------------------
 Class C                                       --         --      25        434
-------------------------------------------------------------------------------
 Class I                                       --         --      13        229
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 SHARES REDEEMED
-------------------------------------------------------------------------------
 Class A                                   (6,002)  (125,310) (1,764)   (29,756)
-------------------------------------------------------------------------------
 Class B                                   (1,879)   (35,807) (1,288)   (21,940)
-------------------------------------------------------------------------------
 Class C                                     (444)    (9,013)    (66)    (1,102)
-------------------------------------------------------------------------------
 Class I                                     (585)   (12,028)   (695)   (11,799)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 CONVERSION OF SHARES
-------------------------------------------------------------------------------
 Class A                                      212      4,601      17        308
-------------------------------------------------------------------------------
 Class B                                     (215)    (4,601)    (17)      (308)
-------------------------------------------------------------------------------
 NET INCREASE FROM CAPITAL SHARE
 TRANSACTIONS                                       $860,888           $223,257
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
6  FINANCIAL FUTURES
   CONTRACTS
                             The Fund has entered into exchange-traded financial futures contracts in order to take advantage of anticipated market conditions and, as such, bears the risk that arises from owning these contracts.

                             At the time the Fund enters into a futures contract, it is required to make a margin deposit with its custodian. Subsequently, gain or loss is recognized and payments are made on a daily basis between the Fund and the broker as the market value of the futures contract fluctuates. At November 30, 1997, the market value of assets pledged by the Fund to cover margin requirements for open futures positions was $2,505,000 for the following financial futures contracts owned by the Fund.

                                           CONTRACT            EXPIRATION      LOSS AT
                 TYPE                       AMOUNT      POSITION    MONTH     11/30/97
----------------------------------------------------------------------------------------
                     Russell 2000 Index   $55,061,000   Long    Dec. '97     $(1,782,000)

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                         ----------------------------------------------
                                                            CLASS A
                                         ----------------------------------------------
                                         ELEVEN MONTHS
                                             ENDED          YEAR ENDED DECEMBER 31,
                                         NOVEMBER 30,    ------------------------------
                                             1997        1996    1995    1994    1993
---------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------
Net asset value, beginning of period     $    18.28      14.50   10.85   11.23   11.52
---------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                  .05        .14    (.02)     --     .06
---------------------------------------------------------------------------------------
  Net realized and unrealized gain             3.50       4.14    4.64     .02     .23
---------------------------------------------------------------------------------------
Total from investment operations               3.55       4.28    4.62     .02     .29
---------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment
  income                                         --        .07      --      --     .06
---------------------------------------------------------------------------------------
  Distribution from net realized gain            --        .43     .97     .40     .52
---------------------------------------------------------------------------------------
Total dividends                                  --        .50     .97     .40     .58
---------------------------------------------------------------------------------------
Net asset value, end of period           $    21.83      18.28   14.50   10.85   11.23
---------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 19.42%     29.60   43.29     .15    2.54
---------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AFTER EXPENSE ABSORPTION (ANNUALIZED)
---------------------------------------------------------------------------------------
Expenses                                       1.32%      1.31    1.25    1.25    1.25
---------------------------------------------------------------------------------------
Net investment income (loss)                    .51%       .87    (.16)   (.03)    .53
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS BEFORE EXPENSE ABSORPTION (ANNUALIZED)
---------------------------------------------------------------------------------------
Expenses                                       1.32%      1.47    1.83    1.82    2.09
---------------------------------------------------------------------------------------
Net investment income (loss)                    .51%       .71    (.74)   (.61)   (.32)
---------------------------------------------------------------------------------------

                                         ----------------------------------
                                                      CLASS B
                                         ----------------------------------
                                         ELEVEN MONTHS    YEAR    SEPT. 11
                                             ENDED       ENDED      TO
                                         NOVEMBER 30,   DEC. 31,  DEC. 31,
                                             1997         1996     1995
---------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------
Net asset value, beginning of period     $    18.14       14.48      15.75
---------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                 (.04   )     .01       (.02)
---------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss)                                       3.36        4.11       (.41)
---------------------------------------------------------------------------
Total from investment operations               3.32        4.12       (.43)
---------------------------------------------------------------------------
Less dividends:
  Distribution from net investment
  income                                         --         .03         --
---------------------------------------------------------------------------
  Distribution from net realized gain            --         .43        .84
---------------------------------------------------------------------------
Total dividends                                  --         .46        .84
---------------------------------------------------------------------------
Net asset value, end of period           $    21.46       18.14      14.48
---------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 18.30%      28.54      (2.52)
---------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AFTER EXPENSE ABSORPTION (ANNUALIZED)
---------------------------------------------------------------------------
Expenses                                       2.34%       2.12       2.00
---------------------------------------------------------------------------
Net investment income (loss)                   (.51   )%     .06      (.99)
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS BEFORE EXPENSE ABSORPTION (ANNUALIZED)
---------------------------------------------------------------------------
Expenses                                       2.34%       2.49       2.39
---------------------------------------------------------------------------
Net investment loss                            (.51   )%    (.31 )    (1.38)
---------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                           ----------------------------       -----------------------------
                                                      CLASS C                            CLASS I
                                         ---------------------------------  ----------------------------------
                                         ELEVEN MONTHS    YEAR    SEPT. 11  ELEVEN MONTHS    YEAR    NOV. 1,
                                             ENDED       ENDED       TO         ENDED       ENDED      TO
                                         NOVEMBER 30,   DEC. 31,  DEC. 31,  NOVEMBER 30,   DEC. 31,  DEC. 31,
                                             1997         1996      1995        1997         1996     1995
--------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $    18.17       14.48     15.75        18.40       14.52      14.25
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                 (.03   )     .01      (.02 )        .13         .25         --
--------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss)                                       3.37        4.14      (.41 )       3.55        4.13       1.11
--------------------------------------------------------------------------------------------------------------
Total from investment operations               3.34        4.15      (.43 )       3.68        4.38       1.11
--------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment
  income                                         --         .03        --           --         .07         --
--------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain            --         .43       .84           --         .43        .84
--------------------------------------------------------------------------------------------------------------
Total dividends                                  --         .46       .84           --         .50        .84
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period           $    21.51       18.17     14.48        22.08       18.40      14.52
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 18.38%      28.77     (2.51 )      20.00       30.28       8.03
--------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AFTER EXPENSE ABSORPTION (ANNUALIZED)
--------------------------------------------------------------------------------------------------------------
Expenses                                       2.24%       2.06      1.95          .89         .84        .47
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                   (.41   )%     .12     (.94 )        .94        1.34        .28
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS BEFORE EXPENSE ABSORPTION (ANNUALIZED)
--------------------------------------------------------------------------------------------------------------
Expenses                                       2.24%       2.19      2.35          .89         .84        .90
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                   (.41   )%    (.01 )   (1.34 )        .94       1.34       (.15)
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 SUPPLEMENTAL DATA FOR ALL CLASSES
--------------------------------------------------------------------------------

                                         ELEVEN MONTHS
                                             ENDED            YEAR ENDED DECEMBER 31,
                                         NOVEMBER 30,    ---------------------------------
                                             1997         1996      1995    1994    1993
------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                               $  1,263,144    273,222   31,606   6,931   4,875
------------------------------------------------------------------------------------------
Portfolio turnover rate                            83%        23       86     140      79
------------------------------------------------------------------------------------------

Average commission rates paid per share on stock transactions for the eleven months ended November 30, 1997 and the year ended December 31, 1996 were $.0547 and $.0426, respectively.
--------------------------------------------------------------------------------

NOTES:
Per share data for the year ended December 31, 1996 were determined based on average shares outstanding. Total return does not reflect the effect of any sales charges.

The investment manager waived a portion of its management fee and absorbed certain operating expenses of the Fund through the period ended December 31, 1996.

--------------------------------------------------------------------------------
DIRECTORS&OFFICERS

                                   LONG-TERM INVESTING IN A SHORT-TERM WORLD-SM-

DIRECTORS

DANIEL PIERCE
Chairman and Director

JAMES E. AKINS
Director

ARTHUR R. GOTTSCHALK
Director

FREDERICK T. KELSEY
Director

FRED B. RENWICK
Director

JOHN B. TINGLEFF
Director

EDMOND D. VILLANI
Director

JOHN G. WEITHERS
Director

OFFICERS

MARK S. CASADY
President

PHILIP J. COLLORA
Vice President,
Secretary and Treasurer

THOMAS H. FORESTER
Vice President

FREDERICK L. GASKIN
Vice President

JERARD R. HARTMAN
Vice President

JONATHAN KAY
Vice President

THOMAS W. LITTAUER
Vice President

ANN M. MCCREARY
Vice President

KATHRYN L. QUIRK
Vice President

THOMAS F. SASSI
Vice President

STEVEN T. STOKES
Vice President

LINDA J. WONDRACK
Vice President

JOHN R. HEBBLE
Assistant Treasurer

MAUREEN E. KANE
Assistant Secretary

CAROLINE PEARSON
Assistant Secretary

ELIZABETH C. WERTH
Assistant Secretary

--------------------------------------------------------------------------------

 ..............................................................................
LEGAL COUNSEL                           VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                        222 North LaSalle Street
                                        Chicago, IL 60601
 ..............................................................................
SHAREHOLDER                             KEMPER SERVICE COMPANY
SERVICE AGENT                           P.O. Box 419557
                                        Kansas City, MO 64141
 ..............................................................................
CUSTODIAN AND                           INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                          801 Pennsylvania
                                        Kansas City, MO 64105
 ..............................................................................
INDEPENDENT                             ERNST & YOUNG LLP
AUDITORS                                233 South Wacker Drive
                                        Chicago, IL 60601
 ..............................................................................
PRINCIPAL UNDERWRITER                   KEMPER DISTRIBUTORS, INC.
                                        222 South Riverside Plaza  Chicago, IL
                                        60606
                                        www.kemper.com

               [LOGO]

Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Equity Funds/Value Style
prospectus
KSCVF - 2 (1/98)  1042000